Exhibit 99.2

Sent via electronic delivery

April 16, 2008

Michael C. Azar

Noble International, Ltd.

840 West Long Lake Road, Suite 601

Troy, MI 48098

RE:	Noble International, Ltd. (Symbol: NOBL)

Nasdaq Listing Qualifications Hearings

Docket No. NQ 5560N-08

Dear Mr. Azar:

This is to advise you that we have been informed by staff that the filing delinquency of Noble International, Ltd. (the “Company”) has been cured and the hearing is considered moot.

If you have any questions regarding this matter, please contact me at (301) 978-8077.

Sincerely,

/s/ Amy Horton
Amy Horton
Counsel to the Panel
Nasdaq Office of General Counsel, Hearings